UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

Verb Technology Company, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38834	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 Common Stock Purchase Warrants	VERB VERBW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On August 15, 2019, we issued a press release disclosing that management of the Company will host a stockholder town hall conference call on Thursday, August 29, 2019 at 6:00 pm Eastern Time to respond to investor questions concerning our August 14, 2019 Form 10-Q filing. Management encourages all investors to submit their questions by close of business on Friday, August 23, 2019 to AskVERB@myVERB.com.

Live Call:	Toll Free: 1-877-407-4018
International: 1-412-317-6671

Replay Pin Number:	13693892
Replay Start:	Thursday August 29, 2019, 9:00 PM ET
Replay Expiry:	Thursday September 12, 2019, 11:59 PM ET

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits Item 9.01 Exhibits

99.1 Press Release dated August 15, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2019	Verb Technology Company, Inc.

	By:	“Rory J. Cutaia”
/s/ Rory J. Cutaia	Name:	Rory J. Cutaia
	Title:	Chairman and Chief Executive Officer

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